                                                                      EXHIBIT 21

                 SUBSIDIARIES OF GAYLORD ENTERTAINMENT COMPANY
                              AS OF MARCH 21, 1997

                                                               JURISDICTION
                            NAME                              OF ORGANIZATION
                            ----                              ---------------
Acuff Rose Scandia AB.......................................  Sweden
Acuff-Rose Music Limited....................................  England
Acuff Rose Music, Inc.......................................  Tennessee
Cannanland Music, Inc.......................................  Tennessee
CCK, Inc....................................................  Texas
CNR, Inc....................................................  Delaware
Country Music Television, Inc...............................  Tennessee
Editions Acuff Rose France SARL.............................  France
Fan Fair....................................................  Tennessee
Gaylord Broadcasting Company, L.P...........................  Texas
Gaylord Communications, Inc.................................  Texas
Gaylord Production Company..................................  Tennessee
Gaylord Broadcasting Company................................  Delaware
Gaylord Program Services, Inc...............................  Delaware
Gaylord Investments, Inc....................................  Delaware
Grand Ole Opry Tours, Inc...................................  Tennessee
Hickory Records, Inc........................................  Tennessee
Lunker Lake Productions, Inc................................  Delaware
Milene Music, Inc...........................................  Tennessee
NV Broadcasting (Canada), Inc...............................  Canada
NV International, Inc.......................................  Georgia
Network Enterprises, Inc....................................  Tennessee
O & W Corporation...........................................  Tennessee
Oklahoma City Athletic Club, Inc............................  Oklahoma
OLH, L.P....................................................  Tennessee
Opryland Attractions, Inc...................................  Delaware
Opryland Hospitality, Inc...................................  Tennessee
Opryland Music Group, Inc...................................  Tennessee
Opryland Music Group, GmbH..................................  Germany
Opryland Productions, Inc...................................  Tennessee
Opryland Theatricals, Inc...................................  Delaware
Opryland USA Inc............................................  Delaware
Outdoor Entertainment, Inc..................................  Tennessee
Peppercorn Productions, Inc.................................  Tennessee
Promiseland Music, Inc......................................  Tennessee
Showpark Management, Inc....................................  Delaware
Silver Spice Productions, LLC...............................  Delaware
Springhouse Music, Inc......................................  Tennessee
WHS Licensing Limited Partnership...........................  Tennessee
WHS GP Corporation..........................................  Tennessee
WHS Entertainment Ventures..................................  Tennessee
WHS Licensing GP Corporation................................  Tennessee
Word Entertainment, Inc.....................................  Delaware
Word Entertainment (Canada), Inc............................  Canada
Word Entertainment, Ltd.....................................  UK
Word Entertainment Direct, LLC..............................  Tennessee

                                                               JURISDICTION
                            NAME                              OF ORGANIZATION
                            ----                              ---------------
Word Entertainment Group, Inc...............................  Delaware
Word Music, Inc.............................................  Tennessee
Word Music Group, Inc.......................................  Tennessee
World Sports Enterprises....................................  Tennessee
WSM, Incorporated...........................................  Tennessee
Z Music Management, Inc.....................................  Delaware